UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            February 27, 2018

AMREP CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

620 West Germantown Pike, Suite 175 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the Annual Report on Form 10-K of AMREP Corporation (the “Company”) for the year ended April 30, 2017, which was filed with the Securities and Exchange Commission on July 18, 2017, regarding the Settlement Agreement and Mutual General Release (the “Settlement Agreement”) between the Florida Department of Economic Opportunity (the “State of Florida”) and Palm Coast Data LLC (“PCD”), a subsidiary of the Company entered into in May 2017 and the related Guaranty Agreement between the Company and the State of Florida entered into in May 2017. As part of the Settlement Agreement, PCD agreed to pay the State of Florida 40 quarterly payments of $40,000 each, without interest, on the first business day of each calendar quarter starting on October 1, 2017 and ending on July 1, 2027. PCD has timely paid two such quarterly payments. Pursuant to the Guaranty Agreement, the Company guaranteed the payment by PCD of amounts due to the State of Florida under the Settlement Agreement.

On February 27, 2018, PCD and the Company entered into a Release Agreement (the “Release Agreement”), dated February 22, 2018, with the State of Florida. Pursuant to the Release Agreement, (1) PCD paid the State of Florida $956,192.31, (2) each of the parties released all claims relating to the Guaranty Agreement and the payment obligations under the Settlement Agreement that the releasing party may have against each of the other parties and (3) each of the Guaranty Agreement and the payment obligations under the Settlement Agreement shall be deemed terminated and none of the parties shall have any further liabilities or obligations with respect thereto.

The foregoing description of the Release Agreement is a summary only and is qualified in all respects by the provisions of such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Release Agreement, dated February 22, 2018, between the Florida Department of Economic Opportunity, Palm Coast Data LLC and AMREP Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: February 28, 2018	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Release Agreement, dated February 22, 2018, between the Florida Department of Economic Opportunity, Palm Coast Data LLC and AMREP Corporation.